WEITZ FUNDS
(the “Trust”)

Balanced Fund (WBALX)

Supplement dated June 10, 2013
to the Prospectus dated August 1, 2012, as supplemented from time to time, for the Fund listed above

Change in Principal Investment Strategy

Effective August 1, 2013, the following changes will be made to the Prospectus to provide additional investment flexibility for the Balanced Fund (the “Fund”):

The first paragraph in the “Principal Investment Strategies” section on page 20 of the Prospectus will be removed and replaced with the following:

The Fund invests primarily in a portfolio of U.S. equity and fixed income securities.  Under normal circumstances, the Fund will invest at least 25% of its total assets in common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock.  The Fund may invest in the equity securities of issuers of all sizes, including smaller and medium sized companies (we consider smaller or medium sized stocks to be those having a market capitalization less than $10 billion at the time of initial purchase).  Also, under normal circumstances, the Fund will invest at least 25% of its total assets in investment-grade fixed income securities such as U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities), corporate debt securities, other mortgage-backed securities, preferred stock and taxable municipal bonds.  The Fund may invest in fixed income securities of all maturities.  The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated (U.S. Government securities, even if unrated, do not count toward this 20% limit).

The first paragraph in the sub-section “Additional Information About Investment Strategies – Balanced Fund” under the “Additional Information About Investment Strategies and Related Risks” section on page 36 of the Prospectus will be removed and replaced with the following:

The Balanced Fund seeks to achieve its objective by investing primarily in a portfolio of U.S. equity and fixed income securities.  Under normal circumstances, the Balanced Fund will invest at least 25% of its total assets into common stocks and a variety of securities convertible into common stocks such as rights, warrants and convertible preferred securities.  The Balanced Fund may also invest in put and call options and may invest in the securities of other investment companies which may include exchange-traded funds.  The Balanced Fund may invest in the equity securities of issuers of all sizes, including smaller and medium sized companies (we consider medium sized stocks to be those having a market capitalization of less than $10 billion at the time of initial purchase).

Investors should retain this supplement for future reference.

WEITZ FUNDS
(the “Trust”)

Balanced Fund (WBALX)

Supplement dated June 10, 2013
to the Statement of Additional Information (“SAI”) dated August 1, 2012, as supplemented from time to time, for the Fund listed above

Change in Principal Investment Strategy

Effective August 1, 2013, the following changes will be made to the SAI to provide additional investment flexibility for the Balanced Fund (the “Fund”):

The first paragraph in the sub-section “Investment Objectives and Strategy” under the “Investment Objectives, Policies and Restrictions – Balanced Fund” section beginning on page 12 of the SAI will be removed and replaced with the following:

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation.  The Balanced Fund invests primarily in a portfolio of U.S. equity and fixed income securities.  Under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock.  Also, under normal circumstances, the Balanced Fund will invest at least 25% of its total assets in investment-grade fixed income securities.  The fixed income securities in which the Balanced Fund may invest include: (1) U.S. Government securities (including agency securities, and securities issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, including their mortgage-backed securities); (2) corporate debt securities; (3) other mortgage-backed securities; (4) preferred stock; (5) taxable municipal bonds; (6) bank obligations (certificates of deposit and bankers’ acceptances); (7) commercial paper; (8) repurchase agreements on U.S. Government securities; and (9) securities of registered investment companies which invest in fixed income securities.  The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated (U.S. Government securities, even if unrated, do not count toward this 20% limit).

Investors should retain this supplement for future reference.